Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($)	Jan. 31, 2025		Jul. 31, 2024		Jul. 31, 2023
Schedule of Prepaid Expenses and Other Current Assets [Abstract]
Prepayment for advertising service fee		[1]	$ 120,000	[1],[2]	$ 408,000	[2]
Others	14,944		2,224		11,570
Total	$ 14,944		$ 122,224		$ 429,570

[1]	Prepayment for advertising services represent the advance payments made by the Company to a third party advertising company for producing advertising contents. These prepayments were expensed in the second quarter when the services were performed.
[2]	Prepayment for advertising services represent the advance payments made by the Company to a third party advertising company for producing advertising contents. These prepayments are typically expensed over the period when the services are performed.